                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         The undersigned, acting in the capacity or capacities stated opposite their respective names below, hereby constitute and appoint BARRY J. SHARP and WILLIAM R. LURASCHI and each of them severally, the attorneys-in-fact of the undersigned with full power to them and each of them to sign for and in the name of the undersigned in the capacities indicated below the Company's Annual Report on Form 10-K and any and all amendments and supplements thereto.


SIGNATURE                                     TITLE                                     DATE
---------                                     -----                                     ----

/s/ Roger W. Sant                             Chairman of the Board and
-----------------                             Director                                  February 4, 2000
(Roger W. Sant)

/s/ Dennis W. Bakke                           President, Chief Executive                February 4, 2000
-------------------                           Officer and Director
(Dennis W. Bakke)

/s/ Alice F. Emerson                          Director                                  February 4, 2000
--------------------
(Alice F. Emerson)

/s/ Frank Jungers                             Director                                  February 4, 2000
-----------------
(Frank Jungers)

/s/ Robert F. Hemphill, Jr.                   Director                                  February 4, 2000
---------------------------
(Robert F. Hemphill, Jr.)

/s/ Dr. Henry R. Linden                       Director                                  February 4, 2000
-----------------------
Dr. Henry R. Linden)

/s/ Hazel R. O'Leary                          Director                                  February 4, 2000
--------------------
(Hazel R. O'Leary)

/s/ Thomas I. Unterberg                       Director                                  February 4, 2000
-----------------------
(Thomas I. Unterberg)

/s/ Robert H. Waterman, Jr.                   Director                                  February 4, 2000
---------------------------
(Robert H. Waterman, Jr.)
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